121 W. Franklin Street P.O. Box 99 Elkhart, IN 46515 O 547.522.0410 F 574.295.2138 www.mcgladrey.com

Securities and Exchange Commission

Washington, D.C. 20549

Commissioners:

We have read Obsidian Enterprises, Inc.’s statements included under Item 4.02(b) of its Form 8-K for March 2, 2006, and we agree with such statements concerning our firm. Further, we had not been requested to examine the prior period adjustments or to re-issue our audit report on the fiscal 2004 and 2003 financial statements prior to the filing of the 2005 Form 10-K.

McGladrey & Pullen, LLP

McGladrey & Pullen, LLP is a member firm of RSM International,

an affiliation of separate and independent legal entities.